THE RBB FUND, INC.

Boston Partners Long/Short Equity Fund (the “Fund”)

Institutional Class (BPLSX)

Investor Class (BPLEX)

Supplement dated February 27, 2026

to the Prospectus and Statement of Additional Information (“SAI”), each dated December 31, 2025

Effective as of March 1, 2026, Boston Partners Global Investors, Inc., the investment adviser to the Fund (the “Adviser”), has contractually agreed to lower its investment advisory fee to 1.60% of the Fund’s average daily net assets. Prior to March 1, 2026, the Fund’s investment advisory fee was 2.25%. The Adviser has also agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes) to 1.70% or 1.95% of the average daily net assets attributable to the Fund’s Institutional Class shares or Investor Class shares, respectively. This contractual limitation is in effect until December 31, 2027, and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc. Prior to March 1, 2026, the Fund’s contractual expense cap for Institutional Class or Investor Class shares was 1.96% or 2.21%, respectively. All references with respect to the Fund’s investment advisory fee and contractual expense cap in the Fund’s Prospectus and SAI are revised accordingly.

In addition, the “Expenses and Fees” table and “Example” in the section entitled “SUMMARY SECTION – Boston Partners Long/Short Equity Fund” of the Prospectus are hereby deleted and replaced with the following:

Expenses and Fees

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in shares of the Fund, which are not reflected in the tables or the examples below.

	Institutional Class	Investor Class
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.60%	1.60%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses	0.32%	0.32%
Short Sales Expenses:
Dividend expense on short sales	0.06%	0.06%
Interest expense on borrowings	0.00%	0.00%
Total Annual Fund Operating Expenses	1.98%	2.23%
Fee Waiver and/or Expense Reimbursement(1)	-0.22%	-0.22%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	1.76%	2.01%

(1)	The Adviser has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the total annual Fund operating expenses (excluding certain items discussed below) exceeds 1.70% or 1.95% of the average daily net assets attributable to the Fund’s Institutional Class shares or Investor Class shares of the Fund, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed 1.70% or 1.95% of the average daily net assets attributable to the Fund’s Institutional Class shares or Investor Class shares of the Fund, respectively: short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until December 31, 2027, and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc. If at any time the total annual fund operating expenses (not including short sale dividend expense, brokerage commissions, extraordinary items, interest or taxes) for a year for Institutional Class or Investor Class shares are less than 1.70% or 1.95%, respectively, or the expense cap then in effect, whichever is less, the Adviser is entitled to reimbursement by the Fund of the advisory fees waived and expenses remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $100,000 in Institutional Class shares or $10,000 in Investor Class shares of the Fund for the time periods indicated and that you hold or sell all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the operating expenses of the Fund remain the same (taking into account the contractual expense limitation until its expiration). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$1,789	$6,001	$10,472	$22,886
Investor Class	$204	$676	$1,175	$2,547

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Please retain this supplement for your reference.